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                                                                    EXHIBIT 10.1


                                SECOND AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT


         WHEREAS, Global Marine, Inc., Global Marine Corporate Services, Inc. and Robert E. Rose (the "Executive") entered into an Amended and Restated Employment Agreement dated as of August 16, 2001 (the "Employment Agreement"); and

         WHEREAS, the Employment Agreement was subsequently amended to reflect the terms of an Agreement and Plan of Merger by and among Santa Fe International Corporation, Global Marine, Inc. and certain other parties whereby Santa Fe International Corporation, now known as GlobalSantaFe Corporation (the "Company") agreed to assume the obligations of Global Marine, Inc. under the Employment Agreement and the Executive agreed to relinquish his position as Chairman of the Board, President and Chief Executive Officer of Global Marine, Inc. and accept the position of executive Chairman of the Board of the Company (the "First Amendment"); and

         WHEREAS, the Executive and the Company wish to amend certain terms of the Employment Agreement (the "Second Amendment");

         NOW, THEREFORE, effective as of the date hereof, the parties to this Second Amendment hereby agree as follows:

1. Section 3 of the Employment Agreement shall be amended to extend the term thereof until March 31, 2004.

2. Except as set forth in this Second Amendment, the terms of the Employment Agreement as amended by the First Amendment remain unchanged.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment this 29th day of July 2003.


GLOBALSANTAFE CORPORATION                    THE EXECUTIVE


By:    /s/  James L. McCulloch                     /s/  Robert E. Rose
   ---------------------------------         -----------------------------------
          James L. McCulloch                            Robert E. Rose
       Senior Vice President and
           General Counsel